UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015

Inventergy Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Avenue #180 Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 389-3510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 6, 2015 (the “Effective Date”), Inventergy Global, Inc. (the “Company”) entered into an exchange agreement with certain holders of Series A-1 and Series A-2 preferred stock (the “Series A Exchange Agreement”) and with holders of Series B preferred stock (the “Series B Exchange Agreement” and, together with the Series A Exchange Agreement, the “Exchange Agreements”). Pursuant to the Exchange Agreements, and subject to the terms and conditions contained therein, certain holders of the Series A-1, Series A-2 and Series B preferred stock of the Company (collectively, the “Preferred Stock”) have agreed to exchange all shares of Preferred Stock held by these stockholders (the “Preferred Stockholders”) for 5,379,492 shares of the Company’s common stock (the “Exchange Shares”).

The Exchange Agreements also contain certain conditions and covenants requiring the Company to (i) promptly secure the listing of all Exchange Shares on each national securities exchange upon which its common stock is then listed and (ii) use its commercially reasonable efforts to maintain such listing. In addition, the Company agreed to timely file all reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and not terminate its status as an issuer required to file reports pursuant to the Exchange Act.

Each Preferred Stockholder, pursuant to the terms of the Exchange Agreements, has agreed to a leak out provision limiting the number of Exchange Shares that may be sold by such Preferred Stockholder following the exchange contemplated by the Exchange Agreements.

The foregoing description of the Exchange Agreements is a summary only and is qualified in its entirety by reference to the full text of such documents. The form of Series A Exchange Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein, and the form of Series B Exchange Agreement is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In connection with the execution of the Exchange Agreements, the Company issued an aggregate of 5,379,492 Exchange Shares to the Preferred Stockholders in exchange for the shares of Preferred Stock held by such stockholders prior to the exchange. The Exchange Shares will be issued by the Company pursuant to an exemption from registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01	Other Exhibits

On October 7, 2015, the Company issued a press release announcing the above referenced exchange of Preferred Stock for common stock. A copy of the press release is attached to this current report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Item No.	Description

10.1	Form of Series A Exchange Agreement, dated October 6, 2015.

10.2	Form of Series B Exchange Agreement, dated October 6, 2015.

99.1	Press Release, dated October 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2015

INVENTERGY GLOBAL, INC.

By:	/s/ Joseph W. Beyers
Name: Joseph W. Beyers
Title: Chief Executive Officer

Exhibit Index

Item No.	Description

10.1	Form of Series A Exchange Agreement, dated October 6, 2015.
10.2	Form of Series B Exchange Agreement, dated October 6, 2015.

99.1	Press Release, dated October 7, 2015.